SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 1, 2006

                              OPUS COMMUNITIES INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Texas                    000-32845                    75-2668876
 ---------------------------   -------------------            -----------------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)

                                1624 TIOGA TRAIL
                              WINTER PARK, FLORIDA                   32789
                     --------------------------------------         --------
                    (Address of principal executive offices)       (Zip Code)

                                 (407) 650-2723
               --------------------------------------------------
               Registrant's telephone number, including area code

                2600 VENTURA DR., SUITE 1521, PLANO, TEXAS 75093
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


On March 1, 2006, Kyle Rowe was appointed as the sole member of the board of directors of OPUS as the successor to Carlton Fleming former President, Chief Executive Officer and Director of OPUS, Dane Mc Daniel former Secretary, Treasurer and Director of OPUS and Casey Boaz former Director of OPUS by the written consent of shareholders that represent a majority of the issued and outstanding shares of common stock of OPUS.

Kyle Rowe - Mr. Rowe began his career in the securities business at Thomas James & Associates in 1992. Mr. Rowe was the Chairman and founder of Salomon Grey Financial Corporation, a mid-sized national investment banking firm, from 1998 until 2006. He is now the President and CEO of PRIMAssist, LLC, an executive recruiting firm based in Dallas, Texas with offices in California. Mr. Rowe has over 11 years of senior level management experience and has extensive knowledge encompassing all aspects of the securities industry. Mr. Rowe holds the General Securities Principal, Financial & Operations Principal, Registered Equity Trader, and General Securities Agent Registrations.

On March 1, 2006, Scott R. Sieck was appointed by Mr. Rowe as the Chief Executive Officer of OPUS, the sole officer, as the successor Carlton Fleming former President, Chief Executive Officer and Director of OPUS and Dane Mc Daniel former Secretary, Treasurer and Director of OPUS.

Scott R. Sieck - During the past 15 years, Mr. Sieck has acted as a self employed consultant assisting numerous public and private companies in the Direct Media, Publishing, Advertising, Time Share, Telecommunications, Internet and Consumer Service sectors. Mr. Sieck is a graduate of Penn State University with a BA in Labor Relations and graduate studies at John Hopkins University (Master's of Administrative Sciences). Scott initiated his career with Alex Brown and Sons, Investment Bankers in Baltimore Maryland. Mr. Sieck left Alex Brown and Sons to act as a senior institutional trader for a boutique brokerage firm specializing in international securities and currencies. His diverse twenty-year career experience in securities trading, sales/marketing, advertising, public relations and financial business development developed a balance of insights for public and private clients.


Item 8.01 Other Items.

     The principal address of OPUS has changed to 1624 TIOGA TRAIL WINTER PARK, FLORIDA 32789. The telephone number of OPUS is (407) 650-2723.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OPUS COMMUNITIES INC.
                                                 (Registrant)


Date:  March 16, 2006                       By:  /s/  Scott R. Sieck
                                               --------------------------------
                                                      Scott R. Sieck
                                                      Chief Executive Officer